UNITED STATES

SECURITIES UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2002

Date of Report (Date of earliest event reported)

Exact Name of Registrant as
Specified in Charter, State of
Incorporation, Address of
Commission	Principal Executive	IRS Employer
File Number	Office and Telephone Number	Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-2642766
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On August 1, 2002, Peoples Energy Corporation issued a press release in response to the filing of a motion by the Illinois Commerce Commission staff to compel disclosure in the annual regulatory proceeding concerning a review of the prudency of gas purchases by the company's utility subsidiary, The Peoples Gas Light and Coke Company.

A complete copy of the press release is attached to this Form 8-K as Exhibit 99.

This combined Form 8-K is separately filed by Peoples Energy Corporation and The Peoples Gas Light and Coke Company. Information contained herein relating to either individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other company.

Forward-Looking Information. This Form 8-K, including the press release attached as Exhibit 99, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including earnings guidance for fiscal years 2002 and 2003 and a favorable result for Peoples Energy Corporation and Peoples Gas in the Illinois Commerce Commission's Docket No. 01-0707. Generally, the words "may", "could", "project", "believe", "anticipate", "estimate", "plan", "forecast", "will be", and similar words identify forward-looking statements. Actual results could differ materially from such expectations and forecasts because of many uncertainties, including, but not limited to: adverse decisions in the proceedings before the Illinois Commerce Commission concerning the prudency review of the utility subsidiaries' gas purchases; the future health of the U.S. and Illinois economies; the timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, and interest expense; adverse resolution of material litigation; business and competitive conditions resulting from deregulation and consolidation of the energy industry; effectiveness of risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the U.S., Illinois and other states where the company does business; changes in the nature of the company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; Peoples Energy Corporation's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting Peoples Energy Corporation's Gas Distribution, Power Generation and Oil and Gas Production segments; drilling risks and the inherent uncertainty of gas and oil reserve estimates; weather related energy demand; the timing and extent of changes in interest rates; and terrorist activities. All forward-looking statements included in this Form 8-K are based upon information presently available, and neither company assumes any obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Press Release issued August 1, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

August 1, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

PEOPLES GAS LIGHT AND COKE COMPANY
(Registrant)

August 1, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued August 1, 2002.